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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 12, 2006


                                CENVEO, INC.
             --------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


           Colorado                    1-12551                84-1250533
   ------------------------         ------------          -------------------
   (State of Incorporation)         (Commission             (IRS Employer
                                    File Number)          Identification No.)

ONE CANTERBURY GREEN
201 BROAD STREET
STAMFORD, CT                                                      06901
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code: (203) 595-3000


                               Not Applicable
        ------------------------------------------------------------
        Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01.        REGULATION FD DISCLOSURE.

         On July 12, 2006, Cenveo, Inc. announced that it acquired Rx Label Technology Corporation located in Joplin, Missouri. A copy of the company's press release is attached as Exhibit 99.1 and incorporated herein by reference.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following exhibit is filed herewith:


Exhibit No.       Document Designation
-----------       --------------------

99.1              Press Release of Cenveo, Inc. dated July 12, 2006




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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2006

                                       CENVEO, INC.


                                       By:      /s/ Sean S. Sullivan
                                           ------------------------------------
                                           Name: Sean S. Sullivan
                                           Title: Chief Financial Officer







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                                EXHIBIT INDEX

Exhibit
Number   Description
------   -----------

99.1     Press Release of Cenveo, Inc. dated July 12, 2006